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                                                                    EXHIBIT 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated June 8, 2004, in Amendment No. 1 to the Registration Statement on Form S-1 (No. 333-117274) and related Prospectus of Eagle Test Systems, Inc. filed with the Securities and Exchange Commission on or about August 12, 2004.








Chicago, Illinois                                          /s/ ERNST & YOUNG LLP
August 12, 2004